UNITED STATES

           		       SECURITIES AND EXCHANGE COMMISSION

                    			     Washington, D.C.  20549

                          				   FORM 8-K

                          				CURRENT REPORT


          		      Pursuant to Section 13 or 15(d) of The
 		                   Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 7, 1994
                                           						--------------------------


                        				 ROUNDY'S, INC.
- - - --------------------------------------------------------------------------
         		(Exact name of registrant as specified in its



	    Wisconsin                   2-66296                  39-0854535
- - - --------------------------------------------------------------------------
(State or other jurisdiction    (Commission              (IRS Employer
      of Incorporation)          File Number)          Identification No.)



	 23000 Roundy Drive, Pewaukee, Wisconsin              53072
- - - -------------------------------------------------------------------------
	(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code    (414) 547-7999
                                              					---------------------

                             				NONE
- - - -------------------------------------------------------------------------
	(Former name or former address, if changed since last report.)







                          				Page 1 of 2


Item 5.  Other Events
- - - ---------------------
	On September 30, 1994, the Boards of Directors of Spartan Stores, Inc. ("Spartan Stores") and Roundy's, Inc. ("Roundy's") of Pewaukee, Wisconsin, announced that on September 29, 1994, the companies signed a Memorandum of Intent to merge their respective companies. Under the terms of the proposed transaction, shareholders of each company would exchange the shares that they own in Spartan Stores or Roundy's for shares of common stock in a new corporation. Spartan Stores and Roundy's would operate as wholly owned subsidiaries of the new corporation. A copy of the related press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
- - - ----------------------------------------------------------------------------

   (a)     Financial Statements of Businesses Acquired.  Not applicable.
       	   --------------------------------------------
   (b)     Pro Forma Financial Information.  Not applicable.
           --------------------------------
   (c)     Exhibits.  The following exhibits are furnished with this Current
	          --------   Report:

               		Exhibit No.                           Document
	               	-----------                          ----------
               		    99                              Press Release


                               				 SIGNATURES
                               				 ----------
	Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   					     ROUNDY'S, INC.
                            				       ---------------------------
                                 					       (Registrant)



Date:     October 14, 1994          BY: ROBERT D. RANUS
      -------------------------         ---------------------------
                                   					Robert D. Ranus
                                   					Vice President and Chief
                                   					Financial Officer








                            			 Page 2 of 2